Performance Commentary | 3rd Quarter 2023

Chang Suh, CFA, CEO and CIO
William Pierce, CFA, Senior Portfolio Manager
October 23, 2023

Highlights

●	The AFL-CIO Housing Investment Trust (HIT) had a yield to worst of 6.26% – 86 basis points (bps) higher than the Bloomberg US Aggregate Bond Index* (Bloomberg Aggregate or Benchmark) as of September 30, 2023. We believe that this yield advantage reflects the relative value proposition of the HIT’s portfolio. In addition, 86% of the portfolio was government/agency credit at quarter end.
●	The HIT generated a gross return of -3.35% and a net return of -3.42% for the third quarter, compared to -3.23% for the Bloomberg Aggregate.[1] Interest rates rose dramatically in the quarter leading to negative fixed income returns. The 10-year Treasury rate closed above 4.50% for the first time in 16 years.
●	Year to date, the HIT has committed to six impact investment projects with a total development cost of $945.1 million, committing to finance $110.4 million. The HIT invested an additional $93.7 million to aid in preserving affordability for a seventh property. During the quarter, the HIT committed $15.3 million to two projects. As of September 30, 2023, 35 projects receiving HIT financing were under construction. 2 Construction investments are intended to enhance the fundamental value of HIT’s portfolio by boosting yield and generating additional portfolio income as they fund while also promoting the creation of union construction jobs and housing.
●	Most investment grade fixed income spread assets, including construction-related multifamily mortgage-backed securities (MBS), tightened relative to Treasuries during the third quarter as all-in fixed income yields became more attractive. The HIT is structurally overweight spread product and underweight Treasuries.
●	Corporate bonds led the move tighter as they were the best performing asset class in the Benchmark on an excess return basis. The HIT portfolio holds no corporate bonds.
●	The Federal Reserve continued to tighten monetary policy throughout the quarter, hiking rates by 25 bps at their July meeting. Following a pause in hiking at their September meeting, they signaled that further tightening would be data dependent. The yield curve remains inverted across some tenors, signaling that market participants believe a recession is possible within the next 12 months.
●	The HIT’s relative duration position ended the third quarter slightly short compared to the Benchmark like recent years. For the rest of 2023, the HIT will look to manage interest rate risk close to duration neutral relative to the Bloomberg Aggregate.

1 The performance data quoted represents past performance and is no guarantee of future results. Periods over one year are annualized. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance data may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance returns that HIT’s investors obtain. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

2 This includes New Markets Tax Credits allocated by HIT subsidiary Building America CDE, Inc.

2023 Q3 Portfolio Commentary

●	Significant volatility in asset prices, fueled by banking sector turmoil earlier in the year and the recent further rise in interest rates, is likely to continue. Inflation is projected to remain above the Fed’s target in the near term due to higher shelter and energy prices. Given the uncertain path of interest rates and the elevated risk for asset valuations in this high interest rate environment, as well as a potential recession on the horizon, we believe investments in high grade credit quality funds remain prudent.

3rd Quarter Performance

The performance data quoted represents past performance and is no guarantee of future results. Periods over one year are annualized. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance data may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance returns that HIT’s investors obtain. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

Interest rates increased significantly in the third quarter, resulting in negative total returns for investment grade fixed income strategies. Further tightening of monetary policy from the Federal Reserve, due to elevated inflation and a stronger than expected domestic economy, pushed the 10-year Treasury rate to close the quarter above 4.5%. Spreads across most investment grade fixed income assets tightened versus Treasuries due to the increase in fixed income yields. Ultimately, the HIT performed in line with the Bloomberg Aggregate in the third quarterwith returns of -3.35% gross and -3.42% net compared to -3.23% for the Benchmark.

The HIT’s relative performance for the quarter benefitted from the portfolio’s underweight to residential MBS, the worst performing asset class in the Benchmark on both an excess and total return basis. The HIT also benefitted from its overweight to spread product and underweight to Treasuries as most fixed income spreads tightened relative to Treasuries throughout the quarter. However, the HIT’s underweight to corporate bonds hindered relative performance, as it was the best performing asset class on an excess return basis in the Benchmark.

2023 Q3 Portfolio Commentary

Positive contributions to HIT’s 3rd quarter relative performance vs. Bloomberg Aggregate included:

●	The portfolio’s ongoing yield advantage over the Bloomberg Aggregate. As of September 30, 2023, the HIT had a relative yield advantage of 86 bps.

●	The portfolio’s underweight to agency-insured fixed-rate single family MBS, the worst performing major asset class in the Benchmark on an excess and total return basis for the quarter with a -85 bps excess return and -405 bps total return. During the quarter, the portfolio had an average allocation to the sector of 13.5% compared to 26.8% for the Bloomberg Aggregate.

●	The portfolio’s short relative duration versus the Benchmark as rates sold off during the quarter. See “The Yield Curve – Treasuries” below.

●	The portfolio’s overweight to adjustable-rate securities with an average allocation of 12.9% during the third quarter, whereas the Benchmark only has fixed rate assets.

●	Performance by Ginnie Mae construction/permanent loan certificates (CLC) in the portfolio as spreads tightened for the quarter by approximately 3 bps. The HIT had an average allocation of 3.8% to CLC securities during the quarter.

Negative impacts to HIT’s relative performance vs. Bloomberg Aggregate included:

●	The portfolio’s underweight to corporate bonds, the best performing major asset class in the Bloomberg Aggregate on an excess return basis. Corporates produced an excess return of 84 bps for the quarter. The HIT does not invest in corporate bonds, whereas the Benchmark had an average allocation of 24.8% during the quarter.

●	Performance by some agency multifamily MBS in the HIT’s portfolio as their nominal spreads to Treasuries widened. Spreads on longer-maturity Fannie Mae DUS security structures (benchmark 10/9.5s) and FHA/Ginnie Mae permanent loan certificates (PLCs) widened by approximately 4 bps and 9 bps, respectively. The HIT portfolio had an average allocation of 24.0% to fixed-rate single-asset Fannie Mae DUS securities and 12.6% to PLCs during the quarter while there were no such securities in the Bloomberg Aggregate.

●	Performance by Ginnie Mae REMIC structures in the HIT’s portfolio as spreads to Treasuries widened by 104 bps during the quarter. The portfolio had an average 11.9% allocation to REMICS during the third quarter.

Fundamentals September 30, 2023	HIT	Bloomberg Aggregate*		HIT	Bloomberg Aggregate*
CREDIT PROFILE			YIELD
US Government/Agency/AAA/Cash	88.8%	73.7%	Current Yield	4.09%	3.46%
			Yield to Worst	6.26%	5.40%
INTEREST RATE RISK			CALL RISK
Effective Duration	5.91	5.98	Call Protected	75%	74%

Market Overview

Global growth has slowed this year as economies adjust to higher interest rates. Inflation has also moderated but remains elevated compared to pre-pandemic levels. The US economy has been a global

2023 Q3 Portfolio Commentary

leader in growth this year, adding over 250,000 jobs per month on average, while the unemployment rate has remained under 4% for the first 9 months of the year.

After slowing for twelve consecutive months between the second quarter of 2022 and the second quarter of 2023, the annual inflation rate increased in the third quarter. Higher energy prices contributed to this increase, while elevated housing prices continue to contribute to core inflation measures, which subtract out food and energy. With tightening financial conditions and softening inflation, the Federal Reserve kept their target federal funds rate at 5.25 to 5.5% at their latest meeting in September.

The Yield Curve – Treasuries

Interest rates increased significantly – especially for longer maturities – throughout the quarter as the yield curve became less inverted. The Federal Reserve maintained its restrictive monetary policy in its ongoing effort to slow inflation to 2%.

●	10- and 30-year US Treasury bonds closed the third quarter at 4.57% and 4.70%, respectively. During the quarter, the 2-, 5-, 10-, and 30-year rates rose by 15, 45, 73, and 84 bps, respectively.
●	The Federal Reserve continued to shrink its balance sheet from $8.4 trillion to $8.1 trillion in the third quarter. In its September 20 statement, the Fed reaffirmed its ongoing program of reducing its holdings of Treasury and Agency debt as well as MBS.
●	In the statement that accompanied its September decision to maintain the upper bound of the target Fed Funds rate at 5.50%, the FOMC acknowledged that job gains had “slowed in recent months” and that households and businesses faced “tighter credit conditions”; however, the Committee empasized that it was closely weighing all information that might impede its goal of reducing inflation.

Yield Curve (%)
6.0
5.0
4.0
3.0
5.044
4.609
4.614
4.571
4.699
4.895
4.156
3.993
3.875
3.963
4.426
4.004
3.965
3.837
3.860
2
5
7
10
30
12/31/2022
6/30/2023
9/30/2023

Source: Bloomberg*

●	While equities have been resilient over the past year despite higher interest rates, the latest interest rate sell-off weighed on equity indices by the end of the third quarter.

2023 Q3 Portfolio Commentary

S&P 500 vs 10yr UST
GT10 Govt (Left axis)
S&P 500 (Right axis)
5.0%
4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
4,900
4,700
4,500
4,300
4,100
3,900
3,700
3,500
Dec-20
Mar-21
Jun-21
Sep-21
Dec-21
Mar-22
Jun-22
Sep-22
Dec-22
Mar-23
Jun-23
Sep-23

Source: Bloomberg*

Investment Grade Spreads: Multifamily

Agency multifamily securities experienced mixed performance in the third quarter as permanent FHA/Ginnie Mae and conventional GSE multifamily spreads widened and FHA-insured construction-related MBS slightly tightened versus Treasuries. Agency Commercial MBS (CMBS) issuance picked up compared to the second quarter, reflective of GSE pipelines having an inherent lag, with borrowers entering the pipeline when rates were materially lower earlier in 2023. Issuance remains historically low, with 2023 year-to-date issuance trailing 2022 year-to-date by 32%. Ultimately, mixed spread performance across the sector led to a nearly flat excess return for the quarter.

●	Spreads on conventional GSE multifamily securities widened to Treasuries throughout the quarter; the risk-off capital market environment given interest rate volatility, combined with higher relative supply, led to decreased demand for the sector.
●	FHA-insured multifamily permanent MBS experienced a widening in nominal spreads during the quarter, primarily due to widening of comparable duration conventional GSE multifamily securities. FHA-insured construction-related MBS spreads were slightly tighter for the quarter, outperforming permanent comparables due to a lack of supply. FHA-insured construction-related MBS spreads remain attractive and continue to offer the widest yield spread of any agency MBS product (as shown on the chart), giving investors an opportunity to enhance risk-adjusted income without sacrificing credit quality.

Historical Multifamily Spreads

September 2021 - September 2023

Spreads to 10-Year Treasury in Basis Points
200
180
160
140
120
100
80
60
40
20
0
4.7
4.2
3.7
3.2
2.7
2.2
1.7
1.2
0.7
0.2
-0.3
Percentage
Sep-21
Mar-22
Sep-22
Mar-23
Sep-23
GNMA Permanent
GNMA Construction/Permanent
FNMA Multifamily 10/9.5 DUS
10-year Treas (right axis)

Source: HIT, Securities Dealers and Bloomberg*

●	Total agency multifamily issuance for the third quarter of 2023 slowed modestly versus the third quarter of 2022 given the high interest

2023 Q3 Portfolio Commentary

rate environment and increased market volatility, coming in at $32 billion versus $35 billion a year prior. Total agency multifamily issuance for 2023 year-to-date is $85 billion versus $125 billion for the first nine months of 2022.

●	The 2023 multifamily loan purchase caps for Fannie Mae and Freddie Mac are $75 billion for each enterprise. The 2023 caps, which decreased from $78 billion in 2022, reflect an anticipated contraction of the multifamily originations market in 2023. To ensure a strong focus on affordable housing and traditionally underserved markets, FHFA will require that at least 50% of their multifamily business be affordable housing.

Market Outlook

The US economy is likely to slow in the coming months as the lagged effects of higher interest rates, elevated energy prices, and a slowing labor market weigh on consumer spending. Turmoil in the Middle East could send oil prices higher, which would act as a further tax on already strained consumer budgets.

The economic landscape was further clouded in the third quarter given the uncertainty around leadership in the House of Representatives. Because the budget agreement that was narrowly passed at the end of September was only valid for 45 days, a new budget agreement will have to be passed by the middle of November to avoid a government shutdown.

The lack of affordable housing continues to be a national issue in the US. Renter households have seen their savings dwindle due to high cost of living, causing an estimated 49% of all renters to be cost burdened, paying more than 30% of their income for housing. The supply of low-rent units has fallen continuously in the past decade due to rent increases in existing units, tenure conversions out of the rental stock, building condemnations, and demolitions. Adjusting for inflation, the number of units with contract rents below $600 fell from 11.9 million to 8.0 million in the decade between 2011 and 2021, according to the latest figures from the Joint Center for Housing Studies of Harvard University.

The HIT has a proven track record of investing in affordable and market rate housing. The HIT can offer flexible financing that creates an important competitive advantage. In times of heightened market uncertainty, the HIT’s portfolio can offer attractive yield advantage, liquidity, diversification from corporate credit, and defensive positioning relative to other core fixed income managers.

2023 Q3 Portfolio Commentary

Market Data

Third Quarter Bond Sector Performance*

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
US Treasuries	-3.06%	0	5.86
Agencies	-0.38%	16	3.33
Single family Agency MBS (RMBS)	-4.05%	-85	6.42
Corporates	-3.09%	84	6.76
Commercial MBS (CMBS)	-1.02%	35	4.38
Asset-backed securities (ABS)	0.25%	29	2.65

Change in Treasury Yields*

Maturity	6/30/23	9/30/23	Change
3 Month	5.284%	5.446%	0.162%
6 Month	5.406%	5.541%	0.135%
1 Year	5.392%	5.448%	0.056%
2 Year	4.895%	5.044%	0.148%
3 Year	4.527%	4.799%	0.272%
5 Year	4.156%	4.609%	0.453%
7 Year	3.993%	4.614%	0.622%
10 Year	3.837%	4.571%	0.734%
20 Year	4.072%	4.897%	0.825%
30 Year	3.860%	4.699%	0.839%

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing. The Bloomberg Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Bloomberg Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind. The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

* Information provided by Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material or guarantee the accuracy or completeness of any information herein, nor does Bloomberg make any warranty, express or implied, as to the results to be obtained therefrom, and, to the maximum extent allowed by law, Bloomberg shall not have any liability or responsibility for injury or damages arising in connection therewith.

2023 Q3 Portfolio Commentary

Portfolio Data as of September 30, 2023

Net Assets	$6,127.89 million
Portfolio Effective Duration	5.91 years	Convexity	0.25
Portfolio Average Coupon	3.51%	Maturity	10.55 years
Portfolio Yield to Worst[1]	6.26%	Portfolio Current Yield[3]	4.09%
Number of Holdings	936	Average Price[4]	84.93

Sector Allocations: 5

Multifamily MBS	74.54%	CMBS – Agency Multifamily^	67.91%
Agency Single-Family MBS	13.99%	Agency Single-Family MBS	13.99%
US Treasury	3.51%	US Treasury Notes/Bonds	3.51%
AAA Private-Label CMBS	0.77%	State Housing Permanent Bonds	4.42%
Multifamily Direct Const. Loans	6.44%	State Housing Construction Bonds	2.98%
Cash & Short-Term Securities	0.76%	Direct Construction Loans	6.44%
		Cash & Short-Term Securities	0.76%
		^ Includes multifamily MBS (61.06%), MF Construction MBS (6.08%), and AAA Private-Label CMBS (0.77%).

Quality Distribution: [3]		Geographical Distribution of Long-Term Portfolio:[6]
US Government or Agency	85.55%
AAA	2.51%	East	17.77%
AA	4.74%	Midwest	21.52%
A	0.00%	South	11.65%
Not Rated	6.44%	West	10.58%
Cash	0.76%	National Mortgage Pools	38.48%

Portfolio Duration Distribution, by Percentage in Each Category: [3]				Maturity Distribution based on average life:
Cash	0.76%	5-5.99 years	13.15%	0 – 1 year	4.83%
0-0.99 years	17.49%	6-6.99 years	14.17%	1 – 2.99 years	7.20%
1-1.99 years	2.26%	7-7.99 years	9.69%	3 – 4.99 years	12.41%
2-2.99 years	2.60%	8-8.99 years	2.26%	5 – 6.99 years	25.24%
3-3.99 years	10.39%	9-9.99 years	1.62%	7 – 9.99 years	35.86%
4-4.99 years	13.63%	Over 10 years	11.99%	10 – 19.99 years	9.67%
				Greater than 20 years	4.79%

3 The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

4 Portfolio market value weighted by current face.

5 Based on total investments and including unfunded commitments.

6 Excludes cash and short-term equivalents, US Treasury and Agency securities.